Exhibit 10.8

COMMON STOCK SUBSCRIPTION AGREEMENT

THIS COMMON STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the date set forth on the signature page hereof between HEAT BIOLOGICS I, INC., a Delaware corporation (the "Company"), and the University of Miami, a Florida non-profit corporation, (the "Subscriber").

W I T N E S S E T H:

WHEREAS, the Company desires to issue to the Subscriber the number of shares (the "Shares") of its Common Stock, par value $.0001 per share (the "Common Stock") set forth at the end of this Agreement, evidencing and representing five percent (5%) of all issued and outstanding Company common stock in each class and series on a fully-diluted basis at the time of issuance of such shares, together with fully-dilutable common shares equal to two and one half percent (2.5%) of the total number of Company common shares in each class and series issued and outstanding, pursuant to the terms and conditions of the License Agreement effective as of July 11, 2008 ("License Agreement"), and Amendment to License Agreement dated April 29, 2009 ("License Amendment"), together with that certain Assignment and Assumption Agreement to be executed by and among the Company, Subscriber, and HEAT BIOLOGICS, INC., a Delaware corporation ("HEAT") of even date hereof, and that certain Termination Agreement to be executed by and between the Subscriber and HEAT of even date hereof, and;

WHEREAS, the Subscriber desires to acquire the Shares (being sometimes referred to collectively herein as the "Securities") on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows:

A.

SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

a.

The Company agrees to sell and issue the Shares to Subscriber at a price equal to $.0001 per share, and the Subscriber hereby subscribes for and agrees to purchase from the Company the Shares, for said purchase price. The rights and preferences of the Common Stock are set forth in the Certificate of Incorporation of the Company. The certificate for the Shares will be delivered by the Company on or promptly following the date of this Agreement. The Company and the Subscriber mutually agree that the Shares represent five percent (5%) of the total number of issued and outstanding Company common shares in each class and series on a fully-diluted basis, together with fully-dilutable common shares equal to two and one half percent (2.5%) of the total number of Company common shares in each class and series issued and outstanding, pursuant to the terms and conditions set forth in the License Agreement and License Amendment, and incorporated by reference to this Agreement.

b.

The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) the Company is a start-up business with no operating history and requires substantial funds in addition to the proceeds of this transaction; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company; (iii) the Subscriber may not be able to liquidate his investment; (iv) transferability of the Securities is extremely limited, and (v) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.

c.

The Subscriber represents that he is acquiring the Shares hereunder for investment, and that he is able to bear the economic risk of an investment in the Shares.

d.

The Subscriber acknowledges that he recognizes the highly speculative nature of this investment; and he is able to bear the economic risk he hereby assumes.

e.

The Subscriber hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he has requested or desired to know; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of this offering, and any additional information which he had requested.

f.

The Subscriber hereby acknowledges that this offering of the Shares has not been reviewed by the United States Securities and Exchange Commission (the "Commission") or any state regulatory authority, since this offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Section 4(2) of the Act and Rule 506 of Regulation D of the Commission. The Subscriber represents that the Shares are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer the Securities (i) unless they are registered under the Act or an exemption from such registration is available, and (ii) if such transfer would violate the provisions of Section C of this Agreement.

g.

The Subscriber understands that the Securities have not been registered under the Act or any state securities or "blue sky" laws and are being sold in reliance on exemptions from the registration requirements of such Act and such laws and agrees that the Securities will not be resold or transferred except as permitted under such Act and such laws pursuant to registration or exemption therefrom.

h.

The Subscriber understands that there is no market for the Securities and that no market is expected to develop for the Securities. The Subscriber understands that even if a public market develops for the Shares, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company is not obligated to comply with any reporting requirements under the Securities Exchange Act of 1934, as amended, and that the Company makes no representation or warranty that it will disseminate to the public any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Shares under the Act or any state securities or "blue sky" laws, with the exception of certain registration rights with respect to the Shares, as set forth in the HEAT BIOLOGICS I, INC. Shareholders Agreement. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities, subject to the provisions set forth in the HEAT BIOLOGICS, INC. Shareholders Agreement, out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state securities or "blue sky" laws, or this Agreement.

i.

The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares as follows:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, BOTH AS TO THE IDENTITY OF THE COUNSEL AND AS TO THE FORM AND SUBSTANCE OF THE OPINION, COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED.

j.

Simultaneously with his execution of this Agreement, the Subscriber is executing and delivering a Shareholders Agreement between the Company and its shareholders providing for certain preemptive rights on the part of the Subscriber and other holders of the Series A Stock and a voting agreement.

B.

REPRESENTATIONS BY, AND COVENANTS OF. THE COMPANY

a.

The Company represents and warrants to the Subscriber that on the date hereof:

(1)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to issue and sell the Shares to the Subscriber;

(2)

The Shares have been duly and validly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable;

(3)

The Company will at all times that the Shares are outstanding have authorized and reserved a sufficient number of shares of Common Stock to provide for conversion of the Shares;

(4)

[reserved]

(5)

The copies of the Certificate of Incorporation and By-Laws of the Company as currently in effect which have heretofore been delivered to the Subscriber are true, complete and correct.

(6)

[reserved]

C.

[RESERVED]

D.

MISCELLANEOUS

(1)

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, addressed to the Company, Atlantic Center, 119 Washington Avenue, Suite 401, Miami Beach, FL 33139, Attention: Jeff Wolf and to the Subscriber at its address indicated on the signature page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

(2)

This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged. and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

(3)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(4)

Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

(5)

NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND

GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(6)

[reserved]

(7)

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

(8)

It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(9)

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

(10)

This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

*  If Shares are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

Number of Shares Subscribed For: 300.000 Shares

Purchase Price: $ 30.00

UNIVERSITY OF MIAMI

Name(s) Exactly as to Appear on Stock Certificate

Signature	Signature (if purchasing jointly)

UNIVERSITY OF MIAMI
Name Typed or Printed	Name Typed or Printed

c/o Diane Cook
Residence Address	Residence Address

250 Ashe Building

Coral Gables, Florida 33124
City, State and Zip Code	City, State and Zip Code

(305) 284-6297
Telephone	Telephone

59-0624458
Tax Identification or Social Security Number	Tax Identification or Social Security Number

This Common Stock Subscription Agreement, including a subscription contained herein is agreed to and accepted as of July 7, 2009.

HEAT BIOLOGICS I, INC., a Delaware corporation

By:	Jeffery Wolf

Its:	President

CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

BART CHERNOW, M.D., MACP

VICE PROVOST FOR TECHNOLOGY ADVANCEMENT

VICE PRESIDENT FOR SPECIAL PROGRAMS RESOURCE STRATEGY

PROFESSOR OF MEDICINE AND ANESTHESIOLOGY

I, _______________________________________________________________________________________________________ of

UNIVERSITY OF MIAMI               (The “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Common Stock Subscription Agreement and to purchase and hold the Shares. and certify further that the Common Stock Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 6th day of July , 2007.

UNIVERSITY OF MIAMI,

a Florida non-profit corporation:

By: /s/ Bart Chernow, M.D.

Bart Chernow, M.D.

Director of UM Innovation

Vice Provost of Technology Advancement